Exhibit 99.5

INVESTOR 2019 DAY

OLIVIER BOTTRIE GLOBAL PRESIDENT, TRAVEL RETAIL: A WORLD OF TRAVEL RETAIL AND RETAIL DEVELOPMENT OPPORTUNITY

TRAVEL RETAIL HAS BEEN ONE OF THE BIGGEST CONTRIBUTORS TO ELC’S SUCCESS: WE INTEND TO D O EVEN GREATER THINGS IN THE YEARS TO COME DOUBLE DIGIT NET SALES CAGR… CY18 TRAVEL RETAIL BEAUTY RETAIL SALES $28BN (EST.): ’15-’18 CAGR OF 14%, 2X … WITH ANNUAL NOP GROWTH FASTER THAN SALES Source: Generation, ELC TRWW Analysis THE RATE OF GLOBAL PRESTIGE BEAUTY BUILDING CAPABILITIES TO WIN IN ONE OF THE MOST ATTRACTIVE MARKETPLACES ELC TRAVEL RETAIL: HISTORIC GROWTH OVER THE PAST DECADE, FY09-18

OUR FOCUS HAS PRODUCED AMAZING SHARE RESULTS IN THE PAST DECADE, WE HAVE GAINED 76 0 BPS OF SHARE AND ARE NOW #1 IN GLOBAL TRAVEL RETAIL PRESTIGE BEAUTY MARKET SHARE, CY09-18 (EST.) 21.5% 20.0% #2 TR PLAYER IN GLOBAL 21.1% PRESTIGE BEAUTY 13.9% ’09 ’10 ’1 1 ’12 ’13 ’14 ’15 ’16 ’17 ’18 EST. IN CY18, ELC GREW >30%, MORE THAN 3X THE RATE OF PRESTIGE BEAUTY IN TR (EST.) Source: Generation, ELC TRWW Estimates, Press Releases

OUR UNIQUE MODEL HAS THREE KEY COMPONENTS LEVERAGE A&P AND INNOVATION OF THE COUNTRY OF ORIGIN 1 10% 8% FOLLOW CONSUMER TRAVEL CORRIDORS: CHINESE TRAVELER 2 75% EXAMPLE 1% BUILD PRESENCE ACROSS ALL DUTY FREE CHANNELS 3 AIRPORTS DOWNTOWN INFLIGHT AQUATIC ONLINE Source: air4cast; ELC TRWW Analysis 6%

THE FUNDAMENTALS OF TRAVEL RETAIL TRAFFIC, SPEND PER PAX, CONVERSION SUGGEST HUGE GROWTH POTENTIAL; CONVERSION IS THE LARGEST DRIVER British American NON VISITORS Chinese Middle Eastern Indian BROWSERS 1 Russian 11 Brazilian 2–4X BUYERS 439 TOTAL KEY EMERGING TRAVELERS EMERGING TRAVELERS’ DUTY FREE SPEND RELATIVE TO DEVELOPED PAX CY18 (EST.) LONG TERM POTENTIAL REPRESENT TREMENDOUS GROWTH OPPORTUNITY Source: Air4Cast, m1nd-set, TRWW Analysis 50% 40% 30% 35% 30% 15% 1 18 118 213 305 356 41 397 428 213 226 3 51 92 95 ANNUAL AIR TRAFFIC, CY19 (EST.) (SELECT NATIONALITIES, MM) CONVERSION: DUTY FREE BEAUTY SHOPPERS SPEND / PAX CY18 (EST.)

OUR COMPETITIVE ADVANTAGE RESTS ON FIVE KEY PILLARSWE ARE UNIQUELY POSITIONED TO WIN IN THIS HIGH GROWTH ENVIRONMENT: #1DISTINCTIVE TOOLS AND PRODUCTS TO CONVERT EMERGING PAX #2ABILITY TO REACH MORE TRAVELERS WITH HIGH PRODUCTIVITY/ DOOR#3UNIQUE CAPABILITIES FOR OUTSTANDING GO-TO-MARKET EXECUTION#4BUILDING OF EQUITY AND RECRUITMENT OF LUXURY CONSUMERS#5DIGITAL ENGAGEMENT OF CONSUMERS ALONG THE TRAVEL JOURNEY

WE ARE UNIQUELY POSITIONED TO WIN IN THIS HIGH GROWTH ENVIRONMENT: OUR COMPETITIVE ADVANTAGE RESTS ON FIVE KEY PILLARS #1 #2 ABILITY TO REACH MORE TRAVELERS WITH HIGH PRODUCTIVITY/ DOOR #3 UNIQUE CAPABILITIES FOR OUTSTANDING GO-TO-MARKET EXECUTION #4 BUILDING OF EQUITY AND RECRUITMENT OF LUXURY CONSUMERS #5 DISTINCTIVE TOOLS AND PRODUCTS TO CONVERT EMERGING PAX DIGITAL ENGAGEMENT OF CONSUMERS ALONG THE TRAVEL JOURNEY

#1 :NEW TOOLS AND PRODUCTS TO EXPAND CONSUMER REACH & CONVERSION PRODUCTS (EXCLUSIVE TO OUR CHANNEL) SENSE OF PLACE GIFTING (SELF) TRAVEL BEAUTY GIFTING (OTHERS) TOOLS (CHINESE TRAVELER EXAMPLE) ELEMENTS EXAMPLE Pre-Travel Social platform engagement CRM targeting / pre-tailing At Airport Geo-targeting in terminal Corridor specific ‘pop-ups’ In-Store Bilingual Demo + Signage Tailored Assortment

#2: OPPORTUNITIES TO INCREASE PROFITABLY OUR COVERAGE OF TRAVELERS

IN BOTH EXISTING DOORS AND IN NEW PLANNED LOCATIONS

FY19 (EST.) COVERAGE BY BRAND IN EXISTING LOCATIONS



Estée Lauder, Clinique, ADF
90%
MAC, La Mer, Jo Malone London, Origins, Bobbi Brown
15%
Tom Ford Beauty (Full Line), GlamGlow, Lab Series
8%
Kilian, Aveda, Too Faced, Frederic Malle, Darphin, Becca, Le Labo
3%

***HIGHEST PRODUCTIVITY / DOOR* ACROSS ELC**

NEW OPPORTUNITIES IN THE ABSOLUTE GROWTH OF DOORS (CHINA EXAMPLE)

DOWNTOWN



PRE-TAIL (ECOMMERCE)



HAINAN OFFSHORE



INTL. AIRPORTS



20+ DUTY FREE DOORS PLANNED IN CY19–20 FOR CHINA ALONE

FLAGSHIP STORE ENVIRONMENTS BEIJING CAPITAL INTERNATIONAL AIRPORT TERMINAL 3 LARGE SCALE, OUT OF HOME MEDIA HEATHROW AIRPORT ‘LIFT WRAP’ EYE-CATCHING NON-TRADITIONAL FORMATS TRAVELING TOWNHOUSE, LONDON HEATHROW T2 MARQUEE EVENTS CDFG SANYA (HAINAN) WITH EL BRAND AMBASSADOR 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL TO STRENGTHEN BRAND EQUITY AND RECRUIT NEW CONSUMERS #4: LUXURIOUS BRANDED EXPERIENCES Sources: m1nd-set, TRWW Analysis

#4: LUXURIOUS BRANDED EXPERIENCES TO STRENGTHEN BRAND EQUITY AND RECRUIT NEW CONSUMERS EL BRAND AMBASSADOR LONDON HEATHROW T2 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL Sources: m1nd-set, TRWW Analysis MARQUEE EVENTS CDFG SANYA (HAINAN) WITH EYE-CATCHING NON-TRADITIONAL FORMATS TRAVELING TOWNHOUSE, LARGE SCALE, OUT OF HOME MEDIA HEATHROW AIRPORT ‘LIFT WRAP’ FLAGSHIP STORE ENVIRONMENTS BEIJING CAPITAL INTERNATIONAL AIRPORT TERMINAL 3

FLAGSHIP STORE ENVIRONMENTS RETAIL 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL Sources: m1nd-set, TRWW Analysis

LARGE SCALE, OUT OF HOME MEDIA 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL Sources: m1nd-set, TRWW Analysis

MARQUEE EVENTS 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL Sources: m1nd-set, TRWW Analysis

MARQUEE EVENTS 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL (1) Sources: m1nd-set, TRWW Analysis

EYE-CATCHING NON-TRADITIONAL FORMATS 59% OF PRESTIGE BEAUTY BUYERS’ FIRST PURCHASE IS IN TRAVEL RETAIL (1) Sources: m1nd-set, TRWW Analysis

#5: WELL DEVELOPED MEANS OF ENGAGING CONSUMERS DIGITALLY ACROSS THE TRAVEL JOURNEY TREMENDOUS CONSIDERATION DRIVER: HUGE BOOSTER OF CONVERSION: 2/3’S OF SHOPPING DECISIONS MADE PRE-TRAVEL NEW POTENTIAL SHOPPING MOMENT ECOMMERCE SHOP ONLINE, PICK-UP AT AIRPORT DIGITAL FIRST, TRAVEL RETAIL CAMPAIGNS 3 TIMES AS MANY IN 3 YEARS